                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   MAY 5, 2000




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


                   DELAWARE                                   1-13894                            34-1807383
         (State or other jurisdiction                (Commission File Number)                 (I.R.S. Employer
      of incorporation or organization)                                                      Identification No.)

                     100 Gando Drive, New Haven, Connecticut 06513 (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Item 2.     Acquisition or Disposition of Assets

Effective May 5, 2000, TransPro, Inc. (the "Company") sold substantially all of the assets and liabilities of its Crown Specialty Metal Fabrication Division ("Crown") to Leggett & Platt, Incorporated in a transaction valued at $37.5 million, comprised of $28.65 million in cash and the assumption of $8.0 million of Industrial Revenue Bonds due 2010 and an unfunded pension liability of $0.85 million. The Company will record a pre-tax gain of approximately $9.1 million in the second quarter of 2000. Crown designs and manufactures precision specialty fabricated metal enclosures and components for a variety of telecommunications and industrial applications and designs, manufactures and installs specialized interiors and components for a variety of vans, utility trucks and other specialized vehicles. Net proceeds from the sale will be used to reduce outstanding borrowings under the Company's Revolving Credit Agreement.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(b)      Pro Forma Financial Information

The following unaudited Pro Forma Condensed Consolidated Financial Statements are filed with this report:

           Pro Forma Condensed Consolidated Statements of Income
                 For the Year Ended December 31, 1999                                            Page 3
                 For the Year Ended December 31, 1998                                            Page 4
                 For the Year Ended December 31, 1997                                            Page 5
                 For the Three Months Ended March 31, 2000                                       Page 6
                 For the Three Months Ended March 31, 1999                                       Page 7

            Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000                  Page 8

The Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997 and for the three months ended March 31, 2000 and 1999 assume that the disposition took place on January 1 of the applicable year and are based on the operations of the Company for the years ended December 31, 1999, 1998 and 1997 and the three months ended March 31, 2000 and 1999, respectively. The Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000 reflects the financial position of the Company after giving effect to the disposition of the assets and the assignment of the liabilities discussed in
Item 2 and assumes the disposition took place on March 31, 2000.

The Unaudited Pro Forma Condensed Consolidated Financial Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the disposition been in effect as of the date or for the periods presented. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Company's historical financial statements filed with the Securities and Exchange Commission. The Company's financial statements will reflect the disposition only from May 5, 2000, the effective date of the disposition.

                                 TRANSPRO, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999

   (Unaudited)
(Amounts in thousands, except per share amounts)

                                                                                          PRO FORMA            PRO FORMA
                                                               TRANSPRO       CROWN       ADJUSTMENTS         CONSOLIDATED
                                                               --------       -------     -----------         ------------
Sales                                                          $261,577       $56,014       $    --           $ 205,563
Cost of sales                                                   197,379        45,851            --             151,528
                                                               --------       -------       -------           ---------
Gross margin                                                     64,198        10,163            --              54,035
Selling, general and administrative expenses                     52,509         7,161            --              45,348
Plant and business consolidation and closure costs                  325            --            --                 325
                                                               --------       -------       -------           ---------
Income from operations before interest and taxes                 11,364         3,002            --               8,362
Interest expense, net                                             4,444            --        (1,795)(a)           2,649
                                                               --------       -------       -------           ---------
Income from operations before taxes                               6,920         3,002         1,795               5,713
Provision for income taxes                                          104         1,337           799(a)             (434)
                                                               --------       -------       -------           ---------
Net  income from operations                                    $  6,816       $ 1,665       $   996           $   6,147
                                                               ========       =======       =======           =========
Basic earnings per common share                                $   1.03       $   .25       $   .15           $     .93
                                                               ========       =======       =======           =========
Diluted earnings per common share                              $    .96       $   .23       $   .14           $     .87
                                                               ========       =======       =======           =========

Weighted average common shares - basic                            6,573                                           6,573
                                                               ========                                       =========
Weighted average common shares and equivalents - diluted
                                                                  7,089                                           7,089
                                                               ========                                       =========

(a) Adjust interest expense and the provision for income taxes for the effect of the paydown of the revolving credit agreement from the proceeds from the sale of the Specialty Metal Fabrication segment.

                                 TRANSPRO, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

(Unaudited)
(Amounts in thousands, except per share amounts)

                                                                                          PRO FORMA          PRO FORMA
                                                               TRANSPRO        CROWN      ADJUSTMENTS       CONSOLIDATED
                                                               --------       -------     -----------       ------------

Sales                                                          $240,065       $44,473       $    --           $195,592
Cost of sales                                                   185,547        35,196            --            150,351
                                                               --------       -------       -------           --------
Gross margin                                                     54,518         9,277            --             45,241
Selling, general and administrative expenses                     48,287         5,584            --             42,703
                                                               --------       -------       -------           --------
Income from operations before interest and taxes                  6,231         3,693            --              2,538
Interest expense, net                                             3,326            --        (2,092)(a)          1,234
                                                               --------       -------       -------           --------
Income from operations before taxes                               2,905         3,693         2,092              1,304
Provision for income taxes                                        1,258         1,599           906(a)             565
                                                               --------       -------       -------           --------
Net income from operations                                     $  1,647       $ 2,094       $ 1,186           $    739
                                                               ========       =======       =======           ========

Basic earnings per common share                                $    .25       $   .32       $   .18           $    .11
                                                               ========       =======       =======           ========
Diluted earnings per common share                              $    .24       $   .31       $   .17           $    .10
                                                               ========       =======       =======           ========

Weighted average common shares - basic                            6,593                                          6,593
                                                               ========                                       ========
Weighted average common shares and equivalents - diluted          6,804                                          6,804
                                                               ========                                       ========

(a) Adjust interest expense and the provision for income taxes for the effect of the paydown of the revolving credit agreement from the proceeds from the sale of the Specialty Metal Fabrication segment.

                                 TRANSPRO, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

(Unaudited)
(Amounts in thousands, except per share amounts)

                                                                                           PRO FORMA           PRO FORMA
                                                               TRANSPRO        CROWN       ADJUSTMENTS        CONSOLIDATED
                                                               --------       --------     -----------        ------------
Sales                                                          $288,866       $106,729       $    --           $ 182,137
Cost of sales                                                   222,182         77,538            --             144,644
                                                               --------       --------       -------           ---------
Gross margin                                                     66,684         29,191            --              37,493
Selling, general and administrative expenses                     46,278          6,785            --              39,493
Plant and business consolidation and closure costs                3,958          3,200            --                 758
                                                               --------       --------       -------           ---------
Income from operations before interest and taxes                 16,448         19,206            --              (2,758)
Interest expense, net                                             3,140             --        (2,165)(a)             975
                                                               --------       --------       -------           ---------
Income from operations before taxes                              13,308         19,206         2,165              (3,733)
Provision for income taxes                                        5,433          7,778           884(a)           (1,461)
                                                               --------       --------       -------           ---------

Net income from operations                                     $  7,875       $ 11,428       $ 1,281           $  (2,272)
                                                               ========       ========       =======           =========
Basic earnings per common share                                $   1.20       $   1.74       $   .20           $    (.35)
                                                               ========       ========       =======           =========
Diluted earnings per common share                              $   1.16       $   1.68       $   .19           $    (.35)
                                                               ========       ========       =======           =========

Weighted average common shares - basic                            6,553                                            6,553
                                                               ========                                        =========
Weighted average common shares and equivalents - diluted
(b)                                                               6,586                                            6,586
                                                               ========                                        =========

(a) Adjust interest expense and the provision for income taxes for the effect of the paydown of the revolving credit agreement from the proceeds from the sale of the Specialty Metal Fabrication segment.

(b) The weighted average basic common shares outstanding was used in the calculation of the diluted loss per common share for the three months ended March 31, 2000 as the use of weighted average diluted common shares outstanding would have an anti-dilutive effect on earnings per share for the three months ended March 31, 2000.

                                 TRANSPRO, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000

(Unaudited)
(Amounts in thousands, except per share amounts)

                                                                               PRO FORMA         PRO FORMA
                                                                TRANSPRO      ADJUSTMENTS       CONSOLIDATED
                                                                --------      -----------       -----------
Sales                                                           $ 48,430        $    --           $ 48,430
Cost of sales                                                     38,741             --             38,741
                                                                --------        -------           --------
Gross margin                                                       9,689             --              9,689
Selling, general and administrative expenses                      11,739             --             11,739
Plant and business consolidation and closure costs                   795             --                795
                                                                --------        -------           --------
Loss from continuing operations before interest and taxes
                                                                  (2,845)            --             (2,845)
Interest expense, net                                              1,335           (525)(a)            810
                                                                --------        -------           --------
Loss from continuing operations before taxes                      (4,180)           525             (3,655)
Income tax (benefit)                                              (1,519)           191(a)          (1,328)
                                                                --------        -------           --------
Loss from continuing operations                                 $ (2,661)       $   334           $ (2,327)
                                                                ========        =======           ========

Basic earnings per common share                                 $   (.41)       $   .05           $   (.36)
                                                                ========        =======           ========


Diluted earnings per common share                               $   (.41)       $   .05           $   (.36)
                                                                ========        =======           ========


Weighted average common shares - basic                             6,573                             6,573
                                                                ========                          ========
Weighted average common shares and equivalents - diluted
(b)                                                                7,086                             7,086
                                                                ========                          ========

(a) Adjust interest expense and the provision for income taxes for the effect of the paydown of the revolving credit agreement from the proceeds from the sale of the Specialty Metal Fabrication segment.

(b) The weighted average basic common shares outstanding was used in the calculation of the diluted loss per common share for the three months ended March 31, 2000 as the use of weighted average diluted common shares outstanding would have an anti-dilutive effect on earnings per share for the three months ended March 31, 2000.

                                 TRANSPRO, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999

(Unaudited)
(Amounts in thousands, except per share amounts)

                                                                            PRO FORMA        PRO FORMA
                                                               TRANSPRO    ADJUSTMENTS      CONSOLIDATED
                                                               --------    -----------      ------------
Sales                                                          $46,915       $    --           $46,915
Cost of sales                                                   34,246            --            34,246
                                                               -------       -------           -------
Gross margin                                                    12,669            --            12,669
Selling, general and administrative expenses                    10,948            --            10,948
                                                               -------       -------           -------
Income from continuing operations before interest and
    taxes                                                        1,721            --             1,721
Interest expense, net                                              914          (523)(a)           391
                                                               -------       -------           -------
Income from continuing operations before taxes                     807           523             1,330
Provision for income taxes                                         343           222(a)            565
                                                               -------       -------           -------
Income from continuing operations                              $   464       $   301           $   765
                                                               =======       =======           =======

Basic earnings per common share                                $   .07       $   .05           $   .12
                                                               =======       =======           =======

Diluted earnings per common share                              $   .07       $   .04           $   .11
                                                               =======       =======           =======

Weighted average common shares - basic                           6,573                           6,573
                                                               =======                         =======
Weighted average common shares and equivalents - diluted         7,071                           7,071
                                                               =======                         =======

(a) Adjust interest expense and the provision for income taxes for the effect of the paydown of the revolving credit agreement from the proceeds from the sale of the Specialty Metal Fabrication segment.

                                 TRANSPRO, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2000

                                                                               (SUBTRACT)
                                                                                  ADD
       (Unaudited)                                                              PRO FORMA        PRO FORMA
        (Amounts in thousands, except share data)                TRANSPRO      ADJUSTMENTS(1)   CONSOLIDATED
                                                                ---------      --------------   -----------
        Current assets:
     Cash and cash equivalents                                  $      --        $     --        $      --
     Accounts receivable  (less allowances of $1,867 and           34,816              --           34,816
         $2,390)
     Inventories:                                                                      --               --
         Raw materials                                             24,709              --           24,709
         Work in process                                            3,058              --            3,058
         Finished goods                                            55,332              --           55,332
                                                                ---------        --------        ---------
              Total inventories                                    83,099              --           83,099
                                                                ---------        --------        ---------

     Deferred income tax benefit                                    5,167             160            5,327
     Net assets held for disposition                               25,545         (25,545)              --
     Other current assets                                           2,420             (58)           2,362
                                                                ---------        --------        ---------
Total current assets                                              151,047         (25,443)         125,604
                                                                ---------        --------        ---------

Property, plant and equipment                                      77,710              --           77,710
Less accumulated depreciation                                     (50,965)             --          (50,965)
                                                                ---------        --------        ---------
Net property, plant and equipment                                  26,745              --           26,745
                                                                ---------        --------        ---------

Goodwill  (net of amortization of $714 and $348)                    7,157              --            7,157
Other assets                                                        2,164              --            2,164
                                                                =========        ========        =========
Total assets                                                    $ 187,113        $(25,443)       $ 161,670
                                                                =========        ========        =========
           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt                          $   9,000        $     --        $   9,000
     Accounts payable                                              28,243              --           28,243
     Accrued salaries and wages                                     3,798              --            3,798
     Accrued insurance                                              3,462              --            3,462
     Accrued taxes                                                    709           4,198            4,907
     Accrued expenses                                               5,955             929            6,884
                                                                ---------        --------        ---------
Total current liabilities                                          51,167           5,127           56,294
Long-term liabilities:
     Long-term debt, net of current portion                        58,988         (35,099)          23,889
     Retirement and post-retirement obligations                     3,491          (1,330)           2,161
     Deferred income taxes                                            495              --              495
     Other liabilities                                                126              --              126
                                                                ---------        --------        ---------
Total liabilities                                                 114,267         (31,302)          82,965
                                                                ---------        --------        ---------
Stockholders' equity:
     Preferred stock, $.01 par value:  Authorized
     2,500,000 shares:
             Issued and outstanding as follows:
                 Series A Junior participating preferred
            stock, $.01par value:  Authorized 200,000                  --              --               --
            shares; none issued and outstanding, at March
            31, 2000
            Series B convertible preferred stock, $.01
             par value: Authorized 30,000 shares;
             30,000 shares issued and outstanding at
             March 31, 2000 (liquidation preference
             $  3,000)                                                 --              --               --
     Common stock, $.01 par value:
         Authorized 17,500,000 shares; issued 6,669,446
         shares at March 31, 2000                                      66              --               66
     Paid-in capital                                               55,074              --           55,074
     Unearned compensation                                            (54)             --              (54)
     Retained earnings                                             17,722           5,871           23,593
     Accumulated other comprehensive income                            64             (12)              52
     Treasury stock at cost: 72,111 shares at March 31,               (26)             --              (26)
     2000                                                       ---------        --------        ---------
Total stockholders' equity                                         72,846           5,859           78,705
                                                                =========        ========        =========
Total liabilities and stockholders' equity                      $ 187,113        $(25,443)       $ 161,670
                                                                =========        ========        =========


(1)  See the table on page 9 for the schedule of Pro Forma adjustments.

                                 TRANSPRO, INC.
                       PRO FORMA BALANCE SHEET ADJUSTMENTS
                                 MARCH 31, 2000


                                                (a)           (b)           (c)           (d)           Total

Net assets held for disposition              $(25,545)       $  --        $  --        $     --        $(25,545)
Deferred income tax benefit                        --           --           --             160             160
Other current assets                              (58)          --           --                             (58)
Accrued expenses                                   --           --         (929)                           (929)
Accrued taxes                                    (765)          --           --          (3,433)         (4,198)
Long-term debt                                 35,099           --           --                          35,099
Long-term retirement                              850          480           --                           1,330
Retained earnings                              (9,593)        (480)         929           3,273          (5,871)
Accumulated other comprehensive income             12           --           --              --              12
                                             ========        =====        =====        ========        ========
                  Total                      $     --        $  --        $  --        $     --        $     --
                                             ========        =====        =====        ========        ========

(a)      Record proceeds from sale of Specialty Metal Fabrication segment.
(b)      Record the curtailment of non-union pension benefits.
(c)      Accrue transaction costs.
(d)      Record tax impact of gain on sale.

(c)      Exhibits

2.1 Asset Purchase Agreement, dated April 17, 2000, by and between TransPro, Inc. and Leggett & Platt, Incorporated. (1)

99.1 Press Release dated May 8, 2000 announcing the closing of the sale of the Crown Divisions to Leggett & Platt, Incorporated.

(1) Incorporated by reference to the Company's Form 8-K filed May 2, 2000 (File No. 1-13894).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRANSPRO, INC.
                                       (Registrant)


Date:    May 22, 2000                  By: /s/ Henry P. McHale
                                           ------------------------------------------------------------------
                                           Henry P. McHale
                                           President, Chief Executive Officer and Director

Date:    May 22, 2000                  By: /s/ Timothy E. Coyne
                                           ------------------------------------------------------------------
                                           Timothy E. Coyne
                                           Vice President, Treasury, Secretary,  Controller and Chief
                                           Financial Officer (Principal Financial and Accounting Officer)